UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the registrant [ X ]

Filed by a Party other than the registrant [ ]

Check the appropriate box:

[ ] Preliminary proxy statement.

[ ] Definitive proxy statement.

[X ] Definitive additional materials.

[ ] Soliciting material under Rule 14a-12.

[ ] Confidential, for use of the Commission only (as permitted by Rule 14a-b(e)(2))

Lord Abbett Securities Trust

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement,

if other than the Registrant)

__________________________

Payment of filing fee (check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

_________________________________________________________________________________________

2)   Aggregate number of securities to which transaction applies:

_________________________________________________________________________________________

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

_________________________________________________________________________________________

4)   Proposed maximum aggregate value of transaction:

_________________________________________________________________________________________

5)	Total fee paid:

_________________________________________________________________________________________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)   Amount Previously Paid:

_________________________________________________________________________________________

2)   Form, Schedule or Registration Statement No.:

_________________________________________________________________________________________

3)   Filing Party:

_________________________________________________________________________________________

4)	Date Filed:

_________________________________________________________________________________________

Dear Lord Abbett Small Cap Blend Fund Shareholder,

By now, you should have received a proxy package in the mail regarding an important shareholder meeting of the Lord Abbett Small Cap Blend Fund.

According to our records, we have not yet received your vote on the proposal presented for shareholder approval.

PLEASE VOTE TODAY to avoid future proxy correspondence and to ensure that your Lord Abbett Small Cap Blend Fund receives enough votes to act on the proposal.

We’ve provided three easy ways to cast your vote:

•	FASTEST OPTION—Talk to a Live Agent
o	Call 1-888-991-1294 Monday through Friday 9:30 AM to 9:00 PM (ET).

•	Vote by Telephone
o	For touch-tone voting, please refer to your proxy cards for a toll-free number and recorded instructions.

•	Vote Online
o	Go to www.proxyvote.com and enter the control number that appears on each of your proxy cards. The site will give you all further instructions.

If you have already voted, thank you for your participation.

REG/NOBO

Dear Lord Abbett Small Cap Blend Fund Shareholder,

By now, you should have received a proxy package in the mail regarding an important shareholder meeting of the Lord Abbett Small Cap Blend Fund.

According to our records, we have not yet received your vote on the proposal presented for shareholder approval.

PLEASE VOTE TODAY to avoid future proxy correspondence and to ensure that your Lord Abbett Small Cap Blend Fund receives enough votes to act on the proposal.

We’ve provided two easy ways to cast your vote:

•	Vote by Telephone
o	For touch-tone voting, please refer to your proxy cards for a toll-free number and recorded instructions.

•	Vote Online
o	Go to www.proxyvote.com and enter the control number that appears on each of your proxy cards. The site will give you all further instructions.

If you have already voted, thank you for your participation.

OBO